Dimensional Investment Group Inc.
U.S. Large Company Portfolio

SUPPLEMENT TO THE
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 28, 2025, as supplemented, of the U.S. Large Company Portfolio (the “Portfolio”), a series of Dimensional Investment Group Inc., is to notify shareholders that the Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended, in approximately the same proportion as the S&P 500® Index (the “Index”) is diversified. Shareholder approval will not be sought if the Portfolio crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of the Index.

Accordingly, the following changes are effective immediately:

I.
The following information is added under the “Principal Investment Strategies” and “Additional Information on Investment Objectives and Policies - U.S. Large Company Portfolio” sections of the Summary and Statutory Prospectuses, as applicable:

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

II.	The following is added under the “Principal Risks” sections of the Summary and Statutory Prospectuses:

Non-Diversification: In seeking to approximate the total investment return of the S&P 500® Index, the Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non- diversified, a change in the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

III.	The following information is added under the “Additional Information Regarding Investment Risks” section of the Statutory Prospectus for the U.S. Large Company Portfolio:

Non-Diversification: In seeking to approximate the total investment return of the S&P 500® Index, the U.S. Large Company Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, a change in the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

The date of this Supplement is December 22, 2025